UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 28, 2005

Computer Software Innovations, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-34144	98-0216911
(Commission File Number)	(IRS Employer Identification No.)

1661 East Main Street, Easley, South Carolina	29640
(Address of principal executive offices)	(Zip Code)

(864) 855-3900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

In connection with the consummation of its February 11, 2005 merger with Computer Software Innovations, Inc., a South Carolina corporation (“CSI – South Carolina”), on March 28, 2005 the Company voluntarily filed on Form 8-K substantially all of the information required to be filed on Form 10-SB. Subsequent to filing the Form 8-K, revisions were made in the accounting treatment for certain items of the merger transaction, which resulted in different classifications in the financial statements from the previously filed pro forma financial statements included in Exhibit 99.1 to the Form 8-K. As a result, the Company is filing on this Form 8-K/A information updating the pro forma financial statements in Exhibit 99.1 to correctly reflect the transaction’s effect on the Company’s historical financial statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated as of February 10, 2005, between the Company and Computer Software Innovations, Inc., incorporated by reference to Exhibit 2.1 of the Company’s Current Report on 8-K dated February 16, 2005, File No. 333-34144.

3.1	Amended and Restated Certificate of Incorporation, and Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock, of the Company, incorporated by reference to Exhibit 3.1 of the Company’s Current Report on 8-K dated February 16, 2005, File No. 333-34144.

3.2	Amended and Restated Bylaws of Computer Software Innovations, Inc., incorporated by reference to Exhibit 3.2 of the Company’s Current Report on 8-K dated February 16, 2005, File No. 333-34144.

4.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock of the Company, incorporated by reference to Exhibit 3.1 of this report, incorporated by reference to Exhibit 3.1 of the Company’s Current Report on 8-K dated February 16, 2005, File No. 333-34144.

10.1	Preferred Stock Purchase Agreement dated as of February 10, 2005, between the Company and Barron Partners LP, incorporated by reference to Exhibit 10.1 of the Company’s Current Report on 8-K dated February 16, 2005, File No. 333-34144.

10.2	Computer Software Innovations, Inc. Common Stock Purchase Warrant A, issued to Barron Partners LP on February 11, 2005, incorporated by reference to Exhibit 10.2 of the Company’s Current Report on 8-K dated February 16, 2005, File No. 333-34144.

10.3	Computer Software Innovations, Inc. Common Stock Purchase Warrant B, issued to Barron Partners LP on February 11, 2005, incorporated by reference to Exhibit 10.3 of the Company’s Current Report on 8-K dated February 16, 2005, File No. 333-34144.

10.4	Escrow Agreement dated as of February 10, 2005, between the Company, Computer Software Innovations, Inc., Barron Partners LP and Leatherwood Walker Todd & Mann, P.C., incorporated by reference to Exhibit 10.4 of the Company’s Current Report on 8-K dated February 16, 2005, File No. 333-34144.

10.5	Registration Rights Agreement dated as of February 10, 2005, between the Company and Barron Partners LP, incorporated by reference to Exhibit 10.5 of the Company’s Current Report on 8-K dated February 16, 2005, File No. 333-34144.

10.6	Subordinated Promissory Note payable to Barron Partners LP by the Company dated February 11, 2005, incorporated by reference to Exhibit 10.6 of the Company’s Current Report on 8-K dated February 16, 2005, File No. 333-34144.

10.7	Form of Subordinated Promissory Notes payable by the Company to each of Nancy K. Hedrick, Thomas P. Clinton, Joe G. Black, Beverly N. Hawkins and William J. Buchanan, respectively, dated February 11, 2005, incorporated by reference to Exhibit 10.7 of the Company’s Current Report on 8-K dated February 16, 2005, File No. 333-34144.

10.8	Employment Agreement dated as of February 11, 2005, between the Company and Nancy K. Hedrick, incorporated by reference to Exhibit 10.8 of the Company’s Current Report on 8-K dated February 16, 2005, File No. 333-34144.

10.9	Employment Agreement dated as of February 11, 2005, between the Company and Thomas P. Clinton, incorporated by reference to Exhibit 10.9 of the Company’s Current Report on 8-K dated February 16, 2005, File No. 333-34144.

10.10	Employment Agreement dated as of February 11, 2005, between the Company and William J. Buchanan, incorporated by reference to Exhibit 10.10 of the Company’s Current Report on 8-K dated February 16, 2005, File No. 333-34144.

10.11	Employment Agreement dated as of February 11, 2005, between the Company and Beverly N. Hawkins, incorporated by reference to Exhibit 10.11 of the Company’s Current Report on 8-K dated February 16, 2005, File No. 333-34144.

10.12*	Lease Agreement between Griffin Properties and CSI – South Carolina dated October 9, 2004.

10.13*	Lease Agreement between Joe Black and CSI – South Carolina dated January 1, 2003.

10.14*	Lease Agreement between Office Suites PLUS and CSI – South Carolina dated September 16, 2003.

10.15*	Lease Agreement between Office Suites PLUS and CSI – South Carolina dated July 15, 2002.

10.16*	Form of CSI – South Carolina Equity Incentive Plan as adopted and approved by the shareholders on August 1, 2000.

10.17*	Form of Non-qualified Stock Option Agreement pursuant to the CSI – South Carolina Equity Incentive Plan.

10.18*	Form of Option Repurchase Agreement effective February 7, 2005.

10.19*	SIMPLE IRA Plan.

10.20*	Indirect Channel Partner Agreement between Computer Software Innovations, Inc. and Cisco Systems, Inc. dated March 11, 2005.

10.21*	H.P. Business Development Partner Agreement between Computer Software Innovations, Inc. and Hewlett-Packard, Inc. effective through May 31, 2005.

10.22*	Stock Purchase Agreement by and between Maximum Ventures, Inc., a New York corporation, Computer Software Innovations, Inc., a South Carolina corporation and Leatherwood Walker Todd & Mann, P.C. dated January 31, 2005.

21.1*	List of Subsidiaries.

99.1**	Computer Software Innovation, Inc. and VerticalBuyer, Inc. Unaudited Pro Forma Condensed Combined Financial Information.

*	Previously Filed.
**	Filed Herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER SOFTWARE INNOVATIONS, INC.

By:	/s/ Nancy K. Hedrick
Nancy K. Hedrick
President and Chief Executive Officer

Date: February 10, 2006

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated as of February 10, 2005, between the Company and Computer Software Innovations, Inc., incorporated by reference to Exhibit 2.1 of the Company’s Current Report on 8-K dated February 16, 2005, File No. 333-34144.

3.1	Amended and Restated Certificate of Incorporation, and Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock, of the Company, incorporated by reference to Exhibit 3.1 of the Company’s Current Report on 8-K dated February 16, 2005, File No. 333-34144.

3.2	Amended and Restated Bylaws of Computer Software Innovations, Inc., incorporated by reference to Exhibit 3.2 of the Company’s Current Report on 8-K dated February 16, 2005, File No. 333-34144.

4.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock of the Company, incorporated by reference to Exhibit 3.1 of this report, incorporated by reference to Exhibit 3.1 of the Company’s Current Report on 8-K dated February 16, 2005, File No. 333-34144.

10.1	Preferred Stock Purchase Agreement dated as of February 10, 2005, between the Company and Barron Partners LP, incorporated by reference to Exhibit 10.1 of the Company’s Current Report on 8-K dated February 16, 2005, File No. 333-34144.

10.2	Computer Software Innovations, Inc. Common Stock Purchase Warrant A, issued to Barron Partners LP on February 11, 2005, incorporated by reference to Exhibit 10.2 of the Company’s Current Report on 8-K dated February 16, 2005, File No. 333-34144.

10.3	Computer Software Innovations, Inc. Common Stock Purchase Warrant B, issued to Barron Partners LP on February 11, 2005, incorporated by reference to Exhibit 10.3 of the Company’s Current Report on 8-K dated February 16, 2005, File No. 333-34144.

10.4	Escrow Agreement dated as of February 10, 2005, between the Company, Computer Software Innovations, Inc., Barron Partners LP and Leatherwood Walker Todd & Mann, P.C., incorporated by reference to Exhibit 10.4 of the Company’s Current Report on 8-K dated February 16, 2005, File No. 333-34144.

10.5	Registration Rights Agreement dated as of February 10, 2005, between the Company and Barron Partners LP, incorporated by reference to Exhibit 10.5 of the Company’s Current Report on 8-K dated February 16, 2005, File No. 333-34144.

10.6	Subordinated Promissory Note payable to Barron Partners LP by the Company dated February 11, 2005, incorporated by reference to Exhibit 10.6 of the Company’s Current Report on 8-K dated February 16, 2005, File No. 333-34144.

10.7	Form of Subordinated Promissory Notes payable by the Company to each of Nancy K. Hedrick, Thomas P. Clinton, Joe G. Black, Beverly N. Hawkins and William J. Buchanan, respectively, dated February 11, 2005, incorporated by reference to Exhibit 10.7 of the Company’s Current Report on 8-K dated February 16, 2005, File No. 333-34144.

10.8	Employment Agreement dated as of February 11, 2005, between the Company and Nancy K. Hedrick, incorporated by reference to Exhibit 10.8 of the Company’s Current Report on 8-K dated February 16, 2005, File No. 333-34144.

10.9	Employment Agreement dated as of February 11, 2005, between the Company and Thomas P. Clinton, incorporated by reference to Exhibit 10.9 of the Company’s Current Report on 8-K dated February 16, 2005, File No. 333-34144.

10.10	Employment Agreement dated as of February 11, 2005, between the Company and William J. Buchanan, incorporated by reference to Exhibit 10.10 of the Company’s Current Report on 8-K dated February 16, 2005, File No. 333-34144.

10.11	Employment Agreement dated as of February 11, 2005, between the Company and Beverly N. Hawkins, incorporated by reference to Exhibit 10.11 of the Company’s Current Report on 8-K dated February 16, 2005, File No. 333-34144.

10.12*	Lease Agreement between Griffin Properties and CSI – South Carolina dated October 9, 2004.

10.13*	Lease Agreement between Joe Black and CSI – South Carolina dated January 1, 2003.

10.14*	Lease Agreement between Office Suites PLUS and CSI – South Carolina dated September 16, 2003.

10.15*	Lease Agreement between Office Suites PLUS and CSI – South Carolina dated July 15, 2002.

10.16*	Form of CSI – South Carolina Equity Incentive Plan as adopted and approved by the shareholders on August 1, 2000.

10.17*	Form of Non-qualified Stock Option Agreement pursuant to the CSI – South Carolina Equity Incentive Plan.

10.18*	Form of Option Repurchase Agreement effective February 7, 2005.

10.19*	SIMPLE IRA Plan.

10.20*	Indirect Channel Partner Agreement between Computer Software Innovations, Inc. and Cisco Systems, Inc. dated March 11, 2005.

10.21*	H.P. Business Development Partner Agreement between Computer Software Innovations, Inc. and Hewlett-Packard, Inc. effective through May 31, 2005.

10.22*	Stock Purchase Agreement by and between Maximum Ventures, Inc., a New York corporation, Computer Software Innovations, Inc., a South Carolina corporation and Leatherwood Walker Todd & Mann, P.C. dated January 31, 2005.

21.1*	List of Subsidiaries.

99.1**	Computer Software Innovation, Inc. and VerticalBuyer, Inc. Unaudited Pro Forma Condensed Combined Financial Information.

*	Previously Filed.
**	Filed Herewith.